SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    April 24, 1997
                                                    ------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        1-8483                                          95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California           90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                            (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           OTHER EVENTS.


On April 24, 1997 the following news release was issued:


                     UNOCAL EARNINGS RISE 16% ON HIGHER GAS
                     PRODUCTION, IMPROVED OIL AND GAS PRICES

         El Segundo, Calif., April 24, 1997 -- Unocal Corporation today reported first quarter 1997 net earnings of $144 million, or 57 cents per common share, up 16 percent from $124 million, or 47 cents per common share, in the same period a year ago.

         Earnings from operations, excluding special items (detailed in the attached tables), were $190 million, or 76 cents per common share, up 58 percent from $120 million, or 45 cents per common share, in the first quarter 1996.

         "We continued to show increased natural gas production in the first quarter, reflecting the success of our focus on key strategic projects in Southeast Asia," said Roger C. Beach, Unocal chairman and chief executive officer. Natural gas production in the Far East was up 35 percent, or 208 million cubic feet (mmcf) per day, over the first quarter 1996.

         In Thailand, net natural gas production averaged 623 mmcf per day in the first quarter, up 42 percent from a year ago, following the start-up of a new pipeline system. In Indonesia, net natural gas production (including host country share) rose 22 mmcf per day to 182 mmcf per day, primarily because of increases from the Santan and Sepinggan fields.

         Unocal also reported a 15 percent increase in crude oil and condensate production from its Thailand and Indonesia operations.

         Beach noted that the first quarter operating results reflect significantly higher average sales prices for crude oil and natural gas. Worldwide, Unocal's average sales price for crude and condensate was $20.81 per barrel, compared with $16.93 in 1996, while the sales price for natural gas averaged $2.51 per thousand cubic feet, compared with $2.27 for the same period last year.

         "We completed the sale of our West Coast downstream operations at the end of the first quarter," Beach said. "This sale transformed Unocal into the world's largest publicly traded independent energy resource company -- first in production and reserves -- with a strong focus on international project development."

         Unocal's balance sheet at the end of the first quarter 1997 showed cash and cash equivalents of more than $1.7 billion, including the proceeds received from the sale of its West Coast downstream assets. Earlier this month, Duff & Phelps Credit Rating Co. raised the company's senior unsecured debt rating to "A-" (Single-A-Minus), and the commercial paper rating to "D-1-" (D-One-Minus), reflecting Unocal's strong financial condition.

         Beach also noted that the company was moving ahead with its announced $400 million common stock buyback program. By the end of the first quarter, Unocal had repurchased approximately 1.2 million shares for $46 million.

         Unocal Corporation is the world's largest independent exploration and production company with hydrocarbon reserves of more than 9.8 trillion cubic feet of natural-gas-equivalent (1.6 billion barrels-of-oil-equivalent) and major oil and gas production activities in Asia and the U.S. Gulf of Mexico.

NEWS RELEASE                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                           For the Three Months
                                                              Ended March 31
                                                          ----------------------
Dollars in millions except per share amounts              1997             1996
--------------------------------------------------------------------------------

Total revenues .......................................     $ 1,456      $ 1,201
Costs and other deductions ...........................       1,119          976
                                                           ---------------------
Earnings from continuing operations
   before income taxes ...............................         337          225
Income taxes .........................................         149           94
                                                           ---------------------
Earnings from continuing operations ..................         188          131
Loss from discontinued operations   ..................          --           (7)
Loss on disposal .....................................         (44)          --
                                                           ---------------------
Loss from discontinued operations ....................     $   (44)     $    (7)
Net earnings  ........      ..........................     $   144      $   124
Dividends on preferred stock .........................          --            9
                                                           ---------------------
Net earnings applicable to common shares .............     $   144      $   115

Earnings/(loss) per common share
   assuming no dilution (a)
       Continuing operations .........................     $  0.75      $  0.50
       Discontinued operations .......................       (0.18)       (0.03)
                                                           ---------------------
Net earnings/(loss) per share ........................     $  0.57      $  0.47

(a)    Based on weighted average common shares
       outstanding  (in millions)                              251          247

--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                             March 31    Dec. 31
Millions of dollars                                           1997         1996
--------------------------------------------------------------------------------

Assets
Cash and cash equivalents ............................       $1,749       $  217
Net assets of discontinued operations  (c) ...........         --          1,774
Other current assets .................................        1,747        1,237
Investments and long-term receivables ................        1,232        1,206
Properties - net .....................................        4,577        4,590
Other assets .........................................          125           99
                                                             -------------------
          Total assets ...............................       $9,430       $9,123

Liabilities and Equity
Current portion of long-term debt
   and capital lease obligations .....................       $  406       $  118
Other current liabilities ............................        1,607        1,504
Long-term debt and capital lease obligations .........        2,814        2,940
Deferred income taxes ................................          286          348
Other deferred credits and liabilities ...............        1,465        1,416

Convertible preferred securities .....................          522          522

Stockholders' equity .................................        2,330        2,275
                                                             -------------------
          Total liabilities and equity ...............       $9,430       $9,123

(c)  Excludes retained working capital.

                                    Table 1

NEWS RELEASE                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                               For the Three Months
                                                             Ended March 31
                                                         -----------------------
Millions of dollars                                            1997        1996
--------------------------------------------------------------------------------

Cash flows from operating activities
   Cash flow from operations ...........................     $   394      $ 386
   Working capital and other changes
     related to operations .............................         (60)      (128)
                                                             -------------------
       Net cash provided by operating activities .......         334        258

Cash flows from investing activities
   Capital expenditures  (includes dry hole costs) .....        (286)      (222)
   Proceeds from sale of discontinued operations .......       1,390         --
   Proceeds from asset sales ...........................          16         51
                                                               -----------------
       Net cash provided by/(used in)
        investing activities ...........................       1,120       (171)

Cash flows from financing activities
       Net increase in long-term debt
                 and capital lease obligations .........         175        152
   Dividends paid ......................................         (50)       (59)
   Repurchase of common stock ..........................         (46)        --
   Other ...............................................          (1)        12
                                                               -----------------
       Net cash provided by financing activities .......          78        105

Increase in cash and cash equivalents ..................       1,532        192
Cash and cash equivalents at beginning of period .......         217         94
                                                             -------------------
Cash and cash equivalents at end of period .............     $ 1,749      $ 286

--------------------------------------------------------------------------------
CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
--------------------------------------------------------------------------------

United States Exploration & Production ...............         $ 33         $ 68
International Exploration & Production ...............          163           86
Geothermal Operations ................................           20           14
Diversified Business Group ...........................            9            6
New Ventures .........................................            5           11
Corporate & Unallocated ..............................            7            5
Discontinued Operations ..............................           49           32
                                                               -----------------
         Total .......................................         $286         $222

--------------------------------------------------------------------------------
DEPRECIATION, DEPLETION & AMORTIZATION
(UNAUDITED)

Millions of dollars
--------------------------------------------------------------------------------

Depreciation, Depletion & Amortization
         Continuing operations .......................         $211         $212


                                     Table 2

NEWS RELEASE                                                 UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                     For the Three Months
                                                     Ended March 31, 1997
                                                --------------------------------
                                                Spirit             Other
Millions of dollars                             Energy  Other Far  Interna-
                                                 76     U.S.  East  tional Total
--------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..............   $ 98   $56   $117   $45   $316
        Natural gas ...........................    228    18    165    14    425
        Natural gas liquids ...................     16     1      9     1     27
        Other .................................    --     --    --     --     --
                                                  ------------------------------
               Total ..........................    342    75    291    60    768
Other revenue .................................      3    --      3    10     16
Gain/(loss) on asset sales ....................      3    --    --      1      4
                                                  ------------------------------
     Total revenues ...........................    348    75    294    71    788

Production costs ..............................     48    24     30    19    121
Exploration expenses ..........................     10    --      8     9     27
Dry hole costs ................................      6    --      9     1     16
Depreciation, depletion & amortization ........    102    15     61    17    195
Other operating expenses ......................     21     2     11     8     42
                                                  ------------------------------
    Results of operations before income tax ...   $161   $34   $175   $17   $387


--------------------------------------------------------------------------------

                                                      For the Three Months
                                                       Ended March 31, 1996
                                                 -------------------------------
                                               Spirit             Other
                                               Energy Other  Far  Interna-
                                               76     U.S.   East  tional  Total
Sales (includes intercompany sales)
    Crude oil and condensate ................   $ 87   $ 94   $ 79   $ 44   $304
    Natural gas .............................    200     26    113     14    353
    Natural gas liquids .....................     13      2      5      1     21
    Other ...................................      1     --     --     --      1
                                                --------------------------------
     Total ..................................    301    122    197     59    679
Other revenue ...............................      2      1    --       6      9
Gain on asset sales .........................      4     --     --      6     10
                                                --------------------------------
     Total revenues .........................    307    123    197     71    698

Production costs ............................     45     48     30     21    144
Exploration expenses ........................      4     --      6     11     21
Dry hole costs ..............................     10     --     --      3     13
Depreciation, depletion & amortization ......     90     37     47     15    189
Other operating expenses ....................     36      5      7      1     49
                                                --------------------------------
     Results of operations before income tax    $122   $ 33   $107   $ 20   $282




                                     Table 3

NEWS RELEASE                                                UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                  For the Three Months
                                                   Ended June 30, 1996
                                           -------------------------------------
                                           Spirit               Other
                                           Energy Other  Far    Interna-
Millions of dollars                         76    U.S.  East    tional     Total
--------------------------------------------------------------------------------

Sales (includes intercompany sales)
   Crude oil and condensate ...........   $  96   $  58   $ 104    $  46   $ 304
   Natural gas ........................     184      17     117       11     329
   Natural gas liquids ................      17       1       4        1      23
   Other ..............................       1      --      --       --       1
                                           -------------------------------------
     Total ............................     298      76     225       58     657
Other revenue .........................       1       1      (1)       5       6
Gain/(loss) on asset sales ............       1     110      --       --     111
                                           -------------------------------------
     Total revenues ...................     300     187     224       63     774

Production costs ......................      43      29      33       16     121
Exploration expenses ..................       7      --      11        9      27
Dry hole costs ........................       1      --       2        1       4
Depreciation, depletion & amortization       84      19      69       15     187
Other operating expenses ..............      30       4      10        3      47
                                          --------------------------------------
    Results of operations
      before income tax ...............   $ 135   $ 135   $  99    $  19   $ 388


--------------------------------------------------------------------------------

                                                    For the Three Months
                                                   Ended September 30, 1996
                                             -----------------------------------
                                              Spirit              Other
                                              Energy  Other  Far  Interna-
                                               76     U.S.   East  tional  Total
                                             -----------------------------------
Sales (includes intercompany sales)
   Crude oil and condensate .................   $104   $ 57   $ 95   $ 47   $303
   Natural gas ..............................    178     18    132     10    338
   Natural gas liquids ......................     17      1      3      1     22
   Other ....................................      1     --     --     --      1
                                                 -------------------------------
     Total ..................................    300     76    230     58    664
Other revenue ...............................      5     --      1      6     12
Gain on asset sales .........................      3     --      1     17     21
                                                 -------------------------------
     Total revenues .........................    308     76    232     81    697

Production costs ............................     46     19     31     20    116
Exploration expenses ........................      8     --     14      8     30
Dry hole costs ..............................     38     --     11      1     50
Depreciation, depletion & amortization ......     94     18     47     14    173
Other operating expenses ....................     34      4     13     --     51
                                                --------------------------------
     Results of operations
       before income tax ....................   $ 88   $ 35   $116   $ 38   $277




                                     Table 4

NEWS RELEASE                                                 UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                            For the Three Months
                                           Ended December 31, 1996
                                      ------------------------------------------
                                      Spirit                   Other
                                      Energy    Other  Far     Interna-
                                       76       U.S.   East    tional    Total
Millions of dollars                   ------------------------------------------

Sales (includes intercompany sales)
  Crude oil and condensate ........   $ 113    $  63    $ 117    $  45    $ 338
  Natural gas .....................     212       23      167       13      415
  Natural gas liquids .............      23        2        7        1       33
  Other ...........................       1       --       --       --        1
                                      ------------------------------------------
    Total .........................     349       88      291       59      787
Other revenue .....................      15        1        1       10       27
Gain/(loss) on asset sales ........      (7)      (4)      (1)       1      (11)
                                      ------------------------------------------
    Total revenues ................     357       85      291       70      803

Production costs ..................      44       26       33       24      127
Exploration expenses ..............       7       --       10       16       33
Dry hole costs ....................      13        5       37        9       64
Depreciation, depletion &
  amortization ....................     130       54       45       25      254
Other operating expenses ..........      37        5       16       (1)      57
                                      ------------------------------------------
    Results of operations
      before income tax ...........   $ 126    $  (5)   $ 150    $  (3)   $ 268


                                    Table 5

NEWS RELEASE                                                  UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                For the Three Months
                                                               Ended March 31
                                                         -----------------------
                                                                 1997       1996
--------------------------------------------------------------------------------

Net daily production
 Crude oil and condensate
  (thousand barrels daily):
    United States
         Spirit Energy 76 ..............................          48.3      52.2
         Other  (a) ....................................          33.7      69.1
                                                                ----------------
               Total United States .....................          82.0     121.3
    International
         Far East  (b) .................................          93.2      80.9
         Other .........................................          26.7      28.4
                                                               -----------------
               Total International .....................         119.9     109.3

                                                               -----------------
                  Total Worldwide ......................         201.9     230.6

   Natural gas (million cubic feet daily):
      United States
           Spirit Energy 76 ............................         909.7     903.9
           Other  (a) ..................................         155.9     205.9
                                                               -----------------
                 Total United States ...................       1,065.6   1,109.8
      International
           Far East  (b) ...............................         805.1     597.6
           Other .......................................          67.6      81.9
                                                               -----------------
              Total International ......................         872.7     679.5

                                                               -----------------
              Total Worldwide ..........................       1,938.3   1,789.3

      Natural gas liquids (thousand barrels daily)  (a)           19.4      19.7

      Geothermal (million kilowatt-hours daily) ........          15.9      13.8

Average sales prices
  Crude oil and condensate (per barrel):
      United States
           Spirit Energy 76 ............................       $  22.52  $ 18.59
           Other .......................................          18.51    15.08
                 Total United States ...................          20.88    16.55
      International
           Far East ....................................       $  21.03  $ 17.86
           Other .......................................          20.07    16.93
                 Total International ...................          20.75    17.52

                    Total Worldwide ....................       $  20.81$   16.93

  Natural gas (per mcf):
      United States
           Spirit Energy 76 ............................       $   2.83  $  2.56
           Other .......................................           1.35     1.78
                 Total United States ...................           2.61     2.35
      International
           Far East ....................................       $   2.40  $  2.18
           Other .......................................           2.22     1.76
                 Total International ...................           2.38     2.13

              Total Worldwide ..........................       $   2.51  $  2.27

--------------------------------------------------------------------------------
(a)  Includes production from California
        upstream properties of:
          Crude oil and condensate .....................            --      30.2
          Natural gas ..................................            --      51.7
          Natural gas liquids ..........................            --       0.5

(b)  Includes host country share in
       Indonesia of:
          Crude oil and condensate .....................          30.0      29.8
          Natural gas ..................................          32.6      25.6

                                     Table 6

NEWS RELEASE                                                 UNOCAL CORPORATION
OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                            For the Three Months
                                                               Ended March 31
                                                         -----------------------
                                                                    1997    1996
--------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
         Ammonia .............................................      391      351
         Urea ................................................      275      293
         Other products ......................................      177      163
                                                                    ------------
                     Total ...................................      843      807

Agricultural products sales volumes  (thousand tons)
         Ammonia .............................................      156       94
         Urea ................................................      210      245
         Other products ......................................      252      231
                                                                    ------------
                     Total ...................................      618      570


                                    Table 7

NEWS RELEASE                                                 UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                               1st Quarter         1st Quarter
                                                 of 1997             of 1996
                                           -------------------------------------
                                            Before-   After-     Before-  After-
Millions of dollars                          tax       tax         tax     tax
--------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ....................   $ 161    $ 100    $ 122    $  76
       Other ...............................      34       21       33       20
    International ..........................     192      103      127       70

Geothermal Operations ......................      10        6        9        5

Diversified Business Group
      Agricultural Products ................      30       20       25       16
      Carbon and Minerals ..................      12       10       26       18
      Pipelines ............................      17       14       30       23
      Other ................................       2        1        1        1

Corporate and Unallocated
      Administrative and general expense ...     (20)     (13)     (29)     (18)
      Net interest expense .................     (54)     (42)     (72)     (50)
      Environmental and litigation expense .     (18)     (11)     (23)     (14)
      New Ventures .........................     (11)      (7)      (4)      (2)
      Other ................................     (18)     (14)     (20)     (14)
                                               ---------------------------------
Earnings from continuing operations ........     337      188      225      131

Loss from discontinued Operations ..........     (71)     (44)     (11)      (7)
                                               ---------------------------------
            Total ..........................   $ 266    $ 144    $ 214    $ 124
                                               =================================


EXPLORATION AND  PRODUCTION - this segment  explores  for,  produces and markets crude oil, condensate, natural gas and natural gas liquids.
GEOTHERMAL OPERATIONS - this segment explores for, produces and sells geothermal resources used to generate electricity.
DIVERSIFIED BUSINESS GROUP:
   AGRICULTURAL   PRODUCTS  -  this  business  unit   manufactures  and  markets
      nitrogen-based products for wholesale agricultural and industrial markets supplying the western United States and the Pacific Rim.
   CARBON AND MINERALS - this business unit produces and markets petroleum coke, graphites, solvents and specialty minerals.
   PIPELINES - this business  unit  principally  includes the  company's  equity interests in affiliated pipeline companies.
   OTHER -  principally  includes the company's  equity  interest in The UNO-VEN
      Company.

                                     Table 8

NEWS RELEASE                                                 UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)




                                                  1st Quarter     1st Quarter
                                                    of 1997         of 1996
                                              ----------------------------------
                                               Before-   After-  Before-  After-
Dollars in millions except per share amounts    tax       tax      tax     tax
--------------------------------------------------------------------------------

Reported earnings ..........................   $ 266    $ 144    $ 214    $ 124
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset Sales ..................       3        2        4        2
        International
              Asset Sales ..................       1        1        6        4
     Diversified Business Group
        Pipelines
              Asset Sales ..................      --       --       12        7
     Corporate and Unallocated
              Asset Sales ..................       6        4        1        1
              Environmental provision ......     (14)      (9)     (10)      (6)
              Litigation provision .........      --       --       (6)      (4)
     Discontinued Operations
              Net loss on disposal .........     (71)     (44)      --       --
--------------------------------------------------------------------------------
     Total special items ...................     (75)     (46)       7        4
--------------------------------------------------------------------------------
Adjusted earnings ..........................   $ 341    $ 190    $ 207    $ 120
Less: Dividends on preferred stock .........               --                 9
--------------------------------------------------------------------------------
Adjusted net earnings applicable
   to common shares ........................            $ 190             $ 111
--------------------------------------------------------------------------------
Adjusted net earnings
   per common share ........................            $0.76             $0.45
--------------------------------------------------------------------------------

                                     Table 9

NEWS RELEASE                                                 UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)

                                                1st Quarter     1st Quarter
                                                  of 1997         of 1996
                                             -----------------------------------
                                             Before-   After-  Before-  After-
Millions of dollars                           tax       tax      tax     tax
--------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ....................   $ 158    $  98    $ 118    $  74
       Other ...............................      34       21       33       20
    International ..........................     191      102      121       66

Geothermal Operations ......................      10        6        9        5

Diversified Business Group
      Agricultural Products ................      30       20       25       16
      Carbon and Minerals ..................      12       10       26       18
      Pipelines ............................      17       14       18       16
      Other ................................       2        1        1        1

Corporate and Unallocated
      Administrative and general expense ...     (20)     (13)     (29)     (18)
      Net interest expense .................     (54)     (42)     (72)     (50)
      Environmental and litigation expense .      (4)      (2)      (7)      (4)
      New Ventures .........................     (11)      (7)      (4)      (2)
      Other ................................     (24)     (18)     (21)     (15)
--------------------------------------------------------------------------------
Earnings from continuing operations ........     341      190      218      127

Loss from discontinued Operations ..........      --       --      (11)      (7)
--------------------------------------------------------------------------------
            Total ..........................   $ 341    $ 190    $ 207    $ 120
================================================================================

                                    Table 10

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                       UNOCAL CORPORATION
                                         (Registrant)




Date:  April 24, 1997                  By  /s/   CHARLES S. MCDOWELL
                                       -----------------------------
                                                 Charles S. McDowell
                                                 Vice President and Comptroller